Exhibit (c)(xviii)

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions C O N F I D E N T I A L D I S C U S S I O N M AT E R I A L S Project Tempest A U G U S T 2 0 2 4

C O N F I D E N T I A L DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Disclaimer P R O J E C T T E M P E S T The information herein has been prepared by Lazard based upon information supplied by Thoughtworks Holding, Inc . (the “Company”) or publicly available information, and portions of the information herein may be based upon certain statements, estimates and forecasts provided by the Company with respect to the anticipated future performance of the Company . We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company, or any other entity, or concerning solvency or fair value of the Company or any other entity . With respect to financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company . We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based . The information set forth herein is based upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, unless indicated otherwise . These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of Lazard ; provided, however, that you may disclose to any and all persons the U . S . federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure . Lazard is acting as investment banker to the Special Committee of the Board of Directors of the Company, and will not be responsible for and will not provide any tax, accounting, actuarial, legal or other specialist advice .

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions 3 Q4’23 (February 27, 2024) Tempest missed Q4’23 consensus Revenue by 6% and Q4’23 consensus Adjusted EBITDA by 55% Tempest Stock Price Update ($ per share) P R O J E C T T E M P E S T Source: Company filings and FactSet as of 7/30/2024. Tempest Share Price Performance Since June 2023 1.50 2.50 3.50 4.50 5.50 6.50 7.50 $8.50 1 2% % Denotes share price reaction to earnings release (29%) (26%) +14% 3 1 Q2’23 (August 8, 2023) Tempest missed Q2’23 consensus Revenue by 5% and consensus Adjusted EBITDA by 36% , and revised CY’23 Revenue and Adjusted EBITDA guidance downwards by 10% and 41%, respectively 2 Q3’23 (November 7, 2023) Tempest beat Q3’23 consensus Revenue by 1% and consensus Adjusted EBITDA by 20% and narrowed the FY’23 Revenue guidance range, while revising FY’23 Adjusted EBITDA guidance downwards 3% Commentary 4 Q1’24 (May 7, 2024) Tempest beat Q1’24 consensus Revenue by 2% and missed Q1’24 consensus Adjusted EBITDA by 22% , and raised the FY’24 Revenue guidance range, while maintaining the FY’24 Adjusted EBITDA Margin guidance range. Finally, it was announced that CEO Xiao Guo will step down and be replaced by Mike Sutcliff 4 +20% 3

Input Implied Share Price ($) Implied EV Commentary Public Comparables EV / CY2024E Adj. EBITDA  Based on EV/CY20 th 24E Adjusted EBITDA multiples of global peers  Low: 10.5x (25 percentile of global peers: 10.3x)  th High: 14.5x (75 percentile of global peers: 14.6x) EV / CY2025E Adj. EBITDA $119m $1.1 – $1.6  Based on EV/CY2025E Adjusted EBITDA multiples of global peers  Low: 9.5x (25 th percentile of global peers: 9.7x)  High: 13.5x (75 th percentile of global peers: 13.6x) Precedent Transactions EV / LTM Adj. EBITDA $59m 1 $0.6 – $1.0  Based on EV/LTM Adjusted EBITDA multiples of precedent comparable IT services transactions   Low: 9.5x (Sitel Group/Sykes: 9.4x) High: 17.0x (Capgemini/iGate: 17.0x) DCF July Mgmt. Plan 5 - year Plan $1.8 – $3.0  Based on July Management Plan  WACC of 11.5% – 16.5%, Terminal Value multiple of 10.0x – 14.5x NTM Adjusted EBITDA For Reference Only June Mgmt. Plan DCF 5 - year Plan $1.8 – $3.0  Based on June Management Plan  WACC of 11.5% – 16.5%, Terminal Value multiple of 10.0x – 14.5x NTM Adjusted EBITDA 5 - year Plan $2.4 – $4.0 Initial Mgmt. Plan DCF EV / CY2024E $84m $0.9 – $1.2   Based on Initial Management Plan  WACC of 11.5% – 16.5%, Terminal Value multiple of 10.0x – 14.5x NTM Adjusted EBITDA Based on EV/CY2024E Adjusted EBITDA multiples of global peers (10.5x to 14.5x as above) Adj. EBITDA (Consensus) EV / CY2025E Adj. EBITDA (Consensus) $131m $1.2 – $1.8  Based on EV/CY2025E Adjusted EBITDA multiples of global peers (9.5x to 13.5x as above) 52 - Week Trading Range $2.25 to $7.19 $1.0 – $2.8  52 - Week High close of $7.19 on 8/3/23  52 - Week Low close of $2.25 on 5/3/24 Analyst Price Targets $2.50 to $6.00 $1.1 – $2.4  Wedbush Securities (5/7/24): Price target of $6.00  Goldman Sachs (6/24/24): Price target of $2.50 Minority Squeeze - Outs Premia 27% to 69% $1.8 – $2.4  Based on premia paid in selected precedent minority transactions by Controlling Sh t a h reholder  Low: 27% (25 percentile); High: 69% (75 percentile) th 2,3 Tech and IT Services Premia 24% to 54%  Based on premia paid by Financial Sponsor acquirors in all - cash tech and IT servic th es majority transactions  Low: 24% (25 percentile); High: 54% (75 percentile) th 2 ($ in billions except per share values unless otherwise stated) DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions P R O J E C T T E M P E S T Preliminary Valuation Summary: July Management Plan Source: Note: Tempest Management, Company filings, Wall Street research and FactSet as of 7/30/2024. 1 Implied share prices based on Tempest’s FDSO as of 7 / 10 / 2024 and balance sheet as of 2 6 / 30 / 2024 , pro forma for option exercises between 7 / 1 / 2024 and 7 / 10 / 2024 and the granting of 3 RSUs and PSUs to CEO Mike Sutcliff expected to occur by the end of July . As of 6/30/2024. Applied to Tempest current/unaffected price (7/30/2024). Represents controlling shareholder final bid premia to unaffected share price prior to offer announcement or market rumors for minority stakes in public companies. $3.54 - Current (7/30/24) $4.00 $4.25 $4.50 < Atlas Offers (3/22/24) , (5/23/24) , and (7/1/24) $4.43 $6.11 $1.86 $2.88 $2.25 $2.50 $4.50 $4.39 $7.69 $10.42 $2.83 $4.34 $7.19 $6.00 $5.98 $5.45 $1.8 – $2.2 $2.57 $0.92 $4.44 $65m $1.28 $2.03 $0.7 – $0.9 $3.90 $2.22 $7.72 4

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions P R O J E C T T E M P E S T Analysis at Various Prices ($ in billions except per share values or as otherwise stated) Tempest Counter 5/14 Tempest Counter 6/5 Tempest Counter 7/1 Atlas Counter 5/23 Atlas Counter 7/1 Current Atlas Share Price Offer 7/30 3/22 $8.00 $7.50 $7.25 $7.00 $6.50 $6.00 $5.50 $5.00 $4.50 $4.25 $4.00 $3.54 Price Per Share 12c% 112% 105% S8% 84% cS% 55% 41% 27% 20% 13% 0% % vs. Current as of 7/30/24 (:3.54) 178% 1c0% 152% 143% 12c% 108% S1% 74% 5c% 48% 3S% 23% % vs. 1 - Month VWAP as of 7/30/24 (:2.88) 182% 1c4% 155% 147% 12S% 111% S4% 7c% 5S% 50% 41% 25% % vs. 2 - Month VWAP as of 7/30/24 (:2.84) 177% 1c0% 151% 143% 125% 108% S1% 73% 5c% 47% 3S% 23% % vs. 3 - Month VWAP as of 7/30/24 (:2.8S) 11% 4% 1% (3%) (10%) (17%) (24%) (30%) (37%) (41%) (44%) (51%) % vs. 52 - Week High 1 as of 7/30/24 (:7.1S) 354.6 354.2 354.0 353.8 353.3 352.7 352.1 351.3 350.6 350.2 349.7 348.7 FDSO $2.8 $2.7 $2.6 $2.5 $2.3 $2.1 $1.9 $1.8 $1.6 $1.5 $1.4 $1.2 Implied Equity Value 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 Plus: Debt (0.0) (0.0) (0.0) (0.0) (0.0) (0.0) (0.0) (0.0) (0.0) (0.0) (0.0) (0.0) Less: Cash $3.1 $2.9 $2.8 $2.7 $2.5 $2.4 $2.2 $2.0 $1.8 $1.7 $1.6 $1.5 Implied Enterprise Value Metric 2.7x 2.6x 2.5x 2.4x 2.3x 2.1x 1.9x 1.8x 1.6x 1.5x 1.5x 1.3x :1,127m CY’23A Implied EV / Revenue 3.0x 2.8x 2.7x 2.6x 2.5x 2.3x 2.1x 1.9x 1.8x 1.7x 1.6x 1.4x :1,033m LTM 2 3.1x 2.9x 2.8x 2.7x 2.5x 2.4x 2.2x 2.0x 1.8x 1.7x 1.6x 1.5x :SS8m CY’24E 3.0x 2.9x 2.8x 2.7x 2.5x 2.3x 2.2x 2.0x 1.8x 1.7x 1.6x 1.5x :1,015m CY’25E 27.6x 26.0x 25.2x 24.4x 22.8x 21.2x 19.6x 18.0x 16.4x 15.6x 14.7x 13.3x :112m CY’23A Implied EV / Adjusted EBITDA 52.0x 48.9x 47.4x 45.9x 42.9x 39.8x 36.8x 33.8x 30.7x 29.2x 27.7x 25.0x :5Sm LTM 2 47.3x 44.5x 43.1x 41.8x 39.0x 36.2x 33.5x 30.7x 28.0x 26.6x 25.2x 22.7x :c5m CY’24E 25.9x 24.4x 23.6x 22.8x 21.3x 19.8x 18.3x 16.8x 15.3x 14.6x 13.8x 12.4x :11Sm CY’25E Source: Tempest Management, Company filings and FactSet as of 7/30/2024. Note: On 7/2, Tempest proposed $4.25 base consideration plus a $1.50 CVR; the offer was subsequently rejected by Atlas. 1 Tempest 52 - Week High of $7.19 occurred on 8/3/2023. 2 As of 6/30/2024. 5

C O N F I D E N T I A L P R O J E C T T E M P E S T DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Appendix I

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions P R O J E C T T E M P E S T Source: Wall Street research and FactSet as of 7/30/2024. Note: Tempest completed its IPO on September 15, 2021. 1 J.P. Morgan has withdrawn its price target in recent research. 2 Wolfe Research has not provided a price target to accompany recent “Peer Perform” rating. 3 William Blair has stated “Market Perform” rating in recent research without naming a specific price target. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $5 $10 $15 $20 $25 $30 $35 $40 11/2021 01/2022 03/2022 05/2022 07/2022 09/2022 11/2022 01/2023 03/2023 05/2023 07/2023 09/2023 11/2023 01/2024 03/2024 05/2024 Current Buy Hold Sell Share Price Target Price Price Per Share Percentage of Broker Recommendations Target Price Rating Firm Date $6.00 Buy Restricted 07/17/2024 6.00 Buy 05/07/2024 5.00 Hold 07/16/2024 3.50 Hold 05/07/2024 3.40 Hold 05/24/2024 3.00 Hold 07/16/2024 2.50 Sell 06/24/2024 – 1 Buy 05/20/2024 – 2 Hold 05/08/2024 – 3 Hold 07/01/2024 $6.00 High $2.50 Low $4.20 Mean $3.50 Median $3.54 Current Share Price (1.1%) % Median Above (Below) Current As of 7/30/24 Broker Target Prices and Recommendations ($ per share) Summary of Broker Target Prices and Recommendations Broker Recommendations Monthly Evolution Since IPO I A P P E N D I X 7

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Comparable Companies Analysis ($ in billions) Enterprise Value / P R O J E C T T E M P E S T Source: Company filings, Wall Street research and FactSet as of 7/30/2024. Note: Years refer to calendar years. 1 All EBITDA figures shown are Adjusted EBITDA presented on a like - for - like basis excluding stock - based compensation. 2 Organic revenue growth figures are shown where available. 3 Several Endava metrics (including Equity Value, Enterprise Value, and CY2024E Revenue and EBITDA on a pro forma basis) cannot be calculated at present due to insufficient disclosures related to the 4/10/24 acquisition of GalaxE (principally cash vs. stock consideration mix and its pro forma contribution to Revenue and EBITDA). 10% 3% 1% 18% 18% 18% 33% 33% 32% 13.2x 14.5x 14.8x 14.7x 2.40x 2.65x 2.76x 25th Percentile 12% 7% 4% 19% 18% 19% 35% 34% 34% 13.9 15.4 15.9 16.6 2.63 2.97 3.23 Mean 12% 7% 4% 19% 18% 19% 35% 34% 34% 13.9 15.4 15.9 16.6 2.63 2.97 3.23 Median 14% 11% 8% 20% 19% 20% 36% 36% 36% 14.6 16.3 16.9 18.4 2.86 3.28 3.70 75th Percentile Diversified IT Services 5% 2% 3% 22% 22% 22% 33% 33% 32% 13.6x 14.5x 14.6x 15.0x 3.03x 3.19x 3.27x $210.6 $211.5 (15%) 17% Accenture 4% (1%) 4% 16% 16% 16% 27% 27% 27% 9.7 10.1 10.3 10.2 1.57 1.64 1.62 39.5 35.5 (19%) 17% Capgemini 4% 0% (1%) 19% 19% 19% 34% 34% 35% 9.3 9.8 9.9 10.1 1.81 1.89 1.89 36.5 38.1 (5%) 20% Cognizant Tech 4% (1%) 1% 18% 17% 17% 30% 30% 30% 9.5x 9.9x 10.1x 10.2x 1.69x 1.76x 1.76x 25th Percentile 5% 0% 2% 19% 19% 19% 31% 31% 31% 10.9 11.5 11.6 11.8 2.14 2.24 2.26 Mean 4% 0% 3% 19% 19% 19% 33% 33% 32% 9.7 10.1 10.3 10.2 1.81 1.89 1.89 Median 5% 1% 3% 21% 20% 20% 34% 34% 33% 11.7 12.3 12.4 12.6 2.42 2.54 2.58 75th Percentile 4% (1%) (1%) 17% 17% 18% 31% 31% 31% 9.7x 10.1x 10.3x 10.2x 1.81x 1.89x 1.89x Global 25th Perc. 8% 3% 3% 19% 19% 19% 33% 33% 33% 12.1 13.0 13.3 13.7 2.34 2.53 2.65 Global Mean 5% 0% 3% 19% 19% 19% 33% 33% 32% 12.5 13.5 13.8 12.9 2.16 2.33 2.29 Global Median 8% 2% 4% 20% 20% 21% 34% 34% 35% 13.6 14.5 14.6 15.0 3.03 3.19 3.27 Global 75th Perc. % Ch. 52 Wk. Equity Enterprise Revenue Adj. EBITDA 1 Gross Margin Adj. EBITDA Margin 1 Revenue Growth 2 $10.8 $12.8 (32%) 26% Digital IT Services EPAM Systems 8.7 8.7 (22%) 27% Globant '24 – '25 '23 – '24 '22 – '23 25E 24E 23A/E 25E 24E 23A/E 25E NTM 24E 23A/E 25E 24E Company Low High Value Value 23A/E 8% (1%) (3%) 17% 17% 18% 31% 31% 31% 12.5x 13.5x 13.8x 12.9x 2.16x 2.33x 2.29x 16% 16% 11% 20% 20% 21% 38% 38% 38% 15.3 17.3 18.0 20.2 3.10 3.60 4.17 NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM (61%) 28% Endava 3 I A P P E N D I X 8

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Comparable Precedent Transactions ($ in millions unless otherwise stated) P R O J E C T T E M P E S T Source: Company filings and Wall Street research. Note: All EBITDA figures calculated on a pre - SBC basis where available. 1 Through an affiliate of BPEA Private Equity Fund VIII. 2 DXC (State C Local HHS Business) and Aricent EBITDA multiples are shown as disclosed by the respective companies and may be burdened for SBC due to lack of available information. EV / LTM Adj. EBITDA Enterprise Value Target Acquiror Announcement Date 16.8x $2,966 Perficient EQT 1 May - 24 9.4 $2,160 Sykes Sitel Group Jun - 21 16.4 $1,993 Virtusa Baring Private Equity Sep - 20 12.5 2 $5,000 DXC ( HHS Business ) Veritas Capital Mar - 20 11.2 €5,078 Altran Capgemini Jun - 19 15.3 $1,989 Luxoft DXC Jan - 19 13.3 $3,586 Syntel Atos Jul - 18 10.6 2 $2,000 Aricent Altran Nov - 17 17.0 $4,603 iGate Capgemini Apr - 15 16.1 $3,402 Sapient Publicis Nov - 14 11.5x 25th Percentile 13.Gx Mean 14.3x Median 16.4x 75th Percentile I A P P E N D I X 9

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions ($ in millions except per share values) P R O J E C T T E M P E S T Tempest Discounted Cash Flow Analysis – July Management Plan Source: Note: Tempest Management, Company filings, Wall Street research and FactSet as of 7/30/2024. DCF assumes mid - year convention and valuation date as of 6/30/2024. Effective Tax rate excludes impact of Net Operating Loss (NOL) utilization. Enterprise Value, Equity Value and Implied Share Price figures are adjusted to include the Present Value of Net Operating Losses (NOLs) ranging from $14m - $16m. Adj. EBITDA is burdened for restructuring charges in Q3’23 - Q4’24. DCA and Adjusted EBIT are unburdened by amortization of acquisition - related intangible assets. Tempest Management is required to burden the income statement for a level of bad debt expense that exceeds the forecasted uncollectable amount. Implied perpetual growth rate calculated based on Terminal Value and terminal year FCF excluding impact of NOLs and NOL utilization. 1 2 3 4 Actuals Tempest Management Plan CY2023A Q1 CY'24A Q2 CY'24A Q3 CY'24E Q4 CY'24E CY2025E CY2026E CY2027E CY'28E / TV $288 $233 $176 $119 $17 $5 ($2) $5 $93 Adj. EBITDA Less Restructuring 1 17% 17% 15% 12% 7% 2% (1%) 2% 8% % Margin (35) (29) (24) (21) (5) (5) (4) (3) (22) Depreciation C Amortization 2 (59) (49) (41) (41) (13) (11) (10) (11) (65) Stock - Based Compensation $195 $154 $111 $57 ($1) ($12) ($16) ($9) $6 Adjusted EBIT 2 12% 11% S% c% (0%) (5%) (c%) (4%) 1% % Margin (56) (48) (40) (31) (5) (6) Taxes 2S% 31% 3c% 53% (553%) (5c%) % Effective Tax Rate $139 $106 $71 $27 ($5) ($18) NOPAT 8% 8% c% 3% (2%) (7%) % Margin 35 29 24 21 5 5 Plus: Depreciation C Amortization 3 3 2 2 0 2 Plus: Bad Debt Expense 3 (37) (31) (21) 8 7 2 Less: Increase in NWC (40) (34) (28) (24) (5) (5) Less: Capital Expenditures $100 $73 $49 $34 $2 ($14) Unlevered Free Cash Flow Enterprise Value at CY2028E (NTM) Adjusted EBITDA Multiple of Implied Share Price ($) at CY2028E (NTM) Adjusted EBITDA Multiple of PV of FCFs Q3 '24E – '27E WACC 14.5x 13.0x 12.0x 11.0x 10.0x $2,562 $2,309 $2,140 $1,971 $1,802 2,640 2,379 2,205 2,031 1,857 2,762 2,489 2,307 2,124 1,942 2,892 2,605 2,414 2,224 2,033 2,982 2,687 2,490 2,293 2,096 14.5x 13.0x 12.0x 11.0x 10.0x $6.56 $5.85 $5.38 $4.91 $4.44 6.77 6.05 5.56 5.08 4.59 7.11 6.35 5.85 5.34 4.83 7.47 6.67 6.14 5.61 5.08 7.72 6.90 6.35 5.81 5.26 16.5% 15.5% 14.0% 12.5% 11.5% $100 102 105 108 111 Equity Value at CY2028E (NTM) Adjusted EBITDA Multiple of Implied PGR 4 at CY2028E (NTM) Adjusted EBITDA Multiple of WACC 14.5x 13.0x 12.0x 11.0x 10.0x $2,316 $2,063 $1,894 $1,725 $1,556 2,394 2,133 1,959 1,785 1,611 2,516 2,243 2,060 1,878 1,696 2,645 2,359 2,168 1,977 1,786 2,736 2,441 2,244 2,047 1,850 14.5x 13.0x 12.0x 11.0x 10.0x 13.9% 13.6% 13.4% 13.1% 12.8% 12.9% 12.6% 12.4% 12.1% 11.8% 11.4% 11.2% 10.9% 10.6% 10.3% 10.0% 9.7% 9.4% 9.2% 8.8% 9.0% 8.7% 8.5% 8.2% 7.8% 16.5% 15.5% 14.0% 12.5% 11.5% I A P P E N D I X 10

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions ($ in millions except per share values) P R O J E C T T E M P E S T Tempest Discounted Cash Flow Analysis – June Management Plan Actuals Tempest Management Plan CY2023A Q1 CY'24A Q2 CY'24A Q3 CY'24E Q4 CY'24E CY2025E CY2026E CY2027E CY'28E / TV $287 $232 $175 $117 $23 $26 ($2) $5 $93 Adj. EBITDA Less Restructuring 1 17% 1c% 15% 11% S% 10% (1%) 2% 8% % Margin (38) (32) (27) (23) (5) (5) (4) (3) (22) Depreciation C Amortization 2 (60) (51) (42) (42) (13) (11) (10) (11) (65) Stock - Based Compensation $188 $149 $106 $52 $5 $10 ($16) ($9) $6 Adjusted EBIT 2 11% 10% S% 5% 2% 4% (c%) (4%) 1% % Margin (57) (53) (43) (33) (5) (6) Taxes 30% 35% 40% c3% 85% c4% % Effective Tax Rate $131 $96 $64 $19 $1 $4 NOPAT 8% 7% 5% 2% 0% 1% % Margin 38 32 27 23 5 5 Plus: Depreciation C Amortization 3 3 2 2 0 0 Plus: Bad Debt Expense 3 (34) (29) (20) (10) 7 10 Less: Increase in NWC (41) (35) (29) (25) (5) (5) Less: Capital Expenditures $97 $67 $44 $8 $9 $13 Unlevered Free Cash Flow Enterprise Value at CY2028E (NTM) Adjusted EBITDA Multiple of Implied Share Price ($) at CY2028E (NTM) Adjusted EBITDA Multiple of PV of FCFs Q3 '24E – '27E WACC 14.5x 13.0x 12.0x 11.0x 10.0x $2,555 $2,303 $2,135 $1,967 $1,799 2,632 2,372 2,199 2,026 1,852 2,753 2,481 2,300 2,118 1,937 2,882 2,597 2,407 2,217 2,027 2,972 2,678 2,482 2,286 2,089 14.5x 13.0x 12.0x 11.0x 10.0x $6.54 $5.84 $5.37 $4.90 $4.43 6.75 6.03 5.55 5.06 4.58 7.09 6.33 5.83 5.32 4.82 7.44 6.65 6.12 5.60 5.07 7.69 6.88 6.33 5.79 5.24 16.5% 15.5% 14.0% 12.5% 11.5% $103 105 108 111 113 Equity Value at CY2028E (NTM) Adjusted EBITDA Multiple of Implied PGR 4 at CY2028E (NTM) Adjusted EBITDA Multiple of WACC 14.5x 13.0x 12.0x 11.0x 10.0x $2,309 $2,057 $1,889 $1,721 $1,553 2,386 2,126 1,953 1,779 1,606 2,507 2,235 2,054 1,872 1,691 2,636 2,351 2,160 1,970 1,780 2,726 2,431 2,235 2,039 1,843 14.5x 13.0x 12.0x 11.0x 10.0x 14.0% 13.7% 13.5% 13.2% 12.9% 13.0% 12.7% 12.5% 12.2% 11.9% 11.5% 11.2% 11.0% 10.7% 10.4% 10.0% 9.7% 9.5% 9.2% 8.9% 9.0% 8.8% 8.5% 8.3% 7.9% 16.5% 15.5% 14.0% 12.5% 11.5% Source: Note: Tempest Management, Company filings, Wall Street research and FactSet as of 7/30/2024. DCF assumes mid - year convention and valuation date as of 6/30/2024. Effective Tax rate excludes impact of Net Operating Loss (NOL) utilization. Enterprise Value, Equity Value and Implied Share Price figures are adjusted to include the Present Value of Net Operating Losses (NOLs) ranging from $14m - $16m. Adj. EBITDA is burdened for restructuring charges in Q3’23 - Q4’24. DCA and Adjusted EBIT are unburdened by amortization of acquisition - related intangible assets. Tempest Management is required to burden the income statement for a level of bad debt expense that exceeds the forecasted uncollectable amount. Implied perpetual growth rate calculated based on Terminal Value and terminal year FCF excluding impact of NOLs and NOL utilization. 1 2 3 4 I A P P E N D I X 11

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions ($ in millions except per share values) P R O J E C T T E M P E S T Tempest Discounted Cash Flow Analysis – Initial Management Plan Actuals Tempest Management Plan CY2023A Q1 CY'24A Q2 CY'24A Q3 CY'24E Q4 CY'24E CY2025E CY2026E CY2027E CY'28E / TV $380 $307 $235 $155 $31 $32 ($2) $5 $93 Adj. EBITDA Less Restructuring 1 1S% 18% 17% 13% 12% 12% (1%) 2% 8% % Margin (43) (36) (30) (25) (5) (5) (4) (3) (22) Depreciation C Amortization 2 (70) (59) (49) (46) (13) (11) (10) (11) (65) Stock - Based Compensation $267 $213 $157 $84 $13 $16 ($16) ($9) $6 Adjusted EBIT 2 13% 13% 11% 7% 5% c% (c%) (4%) 1% % Margin (86) (69) (55) (41) (9) (11) Taxes 32% 33% 35% 4S% cc% cc% % Effective Tax Rate $180 $143 $101 $43 $5 $5 NOPAT S% S% 7% 4% 2% 2% % Margin 43 36 30 25 5 5 Plus: Depreciation C Amortization 5 4 3 3 1 1 Plus: Bad Debt Expense 3 (41) (35) (30) (17) 5 7 Less: Increase in NWC (48) (40) (34) (28) (5) (5) Less: Capital Expenditures $139 $108 $71 $25 $10 $13 Unlevered Free Cash Flow Enterprise Value at CY2028E (NTM) Adjusted EBITDA Multiple of Implied Share Price ($) at CY2028E (NTM) Adjusted EBITDA Multiple of PV of FCFs Q3 '24E – '27E WACC 14.5x 13.0x 12.0x 11.0x 10.0x $3,402 $3,069 $2,847 $2,624 $2,402 3,505 3,161 2,932 2,703 2,473 3,665 3,306 3,066 2,826 2,586 3,836 3,459 3,208 2,957 2,705 3,955 3,567 3,307 3,048 2,789 14.5x 13.0x 12.0x 11.0x 10.0x $8.89 $7.96 $7.34 $6.73 $6.11 9.17 8.22 7.58 6.94 6.31 9.62 8.62 7.95 7.29 6.62 10.09 9.05 8.35 7.65 6.95 10.42 9.34 8.62 7.90 7.18 16.5% 15.5% 14.0% 12.5% 11.5% $165 168 172 177 180 Equity Value at CY2028E (NTM) Adjusted EBITDA Multiple of Implied PGR 4 at CY2028E (NTM) Adjusted EBITDA Multiple of WACC 14.5x 13.0x 12.0x 11.0x 10.0x $3,156 $2,823 $2,600 $2,378 $2,156 3,258 2,915 2,686 2,456 2,227 3,419 3,059 2,819 2,580 2,340 3,590 3,213 2,962 2,710 2,459 3,709 3,320 3,061 2,802 2,543 14.5x 13.0x 12.0x 11.0x 10.0x 13.8% 13.5% 13.2% 12.9% 12.6% 12.8% 12.5% 12.2% 11.9% 11.6% 11.3% 11.0% 10.7% 10.4% 10.1% 9.8% 9.5% 9.3% 9.0% 8.6% 8.8% 8.5% 8.3% 8.0% 7.6% 16.5% 15.5% 14.0% 12.5% 11.5% Source: Note: Tempest Management, Company filings, Wall Street research and FactSet as of 7/30/2024. DCF assumes mid - year convention and valuation date as of 6/30/2024. Effective Tax rate excludes impact of Net Operating Loss (NOL) utilization. Enterprise Value, Equity Value and Implied Share Price figures are adjusted to include the Present Value of Net Operating Losses (NOLs) ranging from $14m - $16m. Adj. EBITDA is burdened for restructuring charges in Q3’23 - Q4’24. DCA and Adjusted EBIT are unburdened by amortization of acquisition - related intangible assets. Tempest Management is required to burden the income statement for a level of bad debt expense that exceeds the forecasted uncollectable amount. Implied perpetual growth rate calculated based on Terminal Value and terminal year FCF excluding impact of NOLs and NOL utilization. 1 2 3 4 I A P P E N D I X 12

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Tempest NOLs Discounted Cash Flow Analysis ($ in millions) P R O J E C T T E M P E S T Source: 1 Tempest Management. Discounted at a Cost of Equity of 14.0%, representing the midpoint of the WACC analysis Cost of Equity. Tempest Management Plan Q3 2024E Q4 2024E CY2025E CY2026E CY2027E CY2028E CY2029E+ Actuals Q2 2024A Gross Tax Effected NOL Balance Corporate Entity Tax Rate Depletion By NOL Balance U.S. NOLs $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2 0.3 0.2 0.2 0.7 0.7 0.7 0.7 1.4 TWUSA 8.8% 31 - Dec - 44 $0.1 $0.0 TWUSA 4.3% 31 - Dec - 39 $0.4 $0.0 TWUSA 7.0% 31 - Dec - 39 $0.1 $0.0 TWUSA 6.0% 31 - Dec - 29 0.4 0.0 TWUSA 9.8% 31 - Dec - 34 0.0 0.0 TWUSA 7.9% 31 - Dec - 39 0.2 0.0 TRACQ 21.0% 31 - Dec - 30 5.2 1.1 TRHLD 21.0% 31 - Dec - 30 21.2 4.5 $0.2 $0.2 $0.9 $0.9 $0.9 $0.9 $1.7 Total US $27.6 $5.6 Non - U.S. NOLs $0.1 $0.1 $0.3 $0.3 $0.3 - - 0.2 0.2 0.6 0.6 0.6 0.6 6.2 0.0 0.0 0.0 0.0 0.0 0.0 0.3 0.1 0.1 0.5 0.5 0.5 0.5 - 0.0 0.0 0.2 0.2 0.2 0.2 0.5 0.1 0.1 0.4 0.4 0.4 0.4 - 0.0 0.0 0.0 0.0 0.0 0.0 0.2 0.0 0.0 0.1 0.1 0.1 0.1 - 0.0 0.0 0.2 0.2 0.2 0.2 1.0 0.0 0.0 0.0 0.0 0.0 0.0 - 0.0 0.0 0.0 0.0 0.0 0.0 - 0.0 0.0 0.2 0.2 0.2 0.2 - 0.0 0.0 0.0 0.0 0.0 0.0 - TWAUI 30.0% 31 - Dec - 27 $3.2 $1.0 TWBRA 34.0% 31 - Dec - 38 26.4 9.0 TWBRZ 34.0% 31 - Dec - 38 1.2 0.4 TWCAD 26.5% 31 - Dec - 28 9.2 2.4 TWFIN 20.0% 31 - Dec - 31 5.9 1.2 TWDEU 17.5% 31 - Dec - 28 10.7 1.9 TWHKG 16.5% 31 - Dec - 34 2.3 0.4 TWITA 27.9% 31 - Dec - 28 1.5 0.4 TWNET 25.8% 31 - Dec - 34 6.6 1.7 TWNZL 28.0% 31 - Dec - 28 0.2 0.1 TWSWI 19.7% 31 - Dec - 28 0.1 0.0 UKHLD 25.0% 31 - Dec - 28 3.1 0.8 TWVNM 20.0% 31 - Dec - 28 0.9 0.2 $0.6 $0.6 $2.6 $2.6 $2.6 $2.3 $8.1 Total Non - US $71.2 $19.4 $0.9 $0.9 $3.4 $3.4 $3.4 $3.1 $9.9 Total $98.8 $25.0 Discount factor 1 Discounted Cash Flow Benefit 1.0 0.8 1.0 0.8 0.9 3.0 0.8 2.6 0.7 2.3 0.6 1.9 3.5 PV of NOLs as of June 30, 2024 1 $15.0 WACC Implied Cost of Equity Implied PV of NOLs $14.0 16.5% 16.5% 14.3 15.5% 15.5% 15.0 14.0% 14.0% 15.6 12.5% 12.5% 16.1 11.5% 11.5% I A P P E N D I X 13

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Tempest WACC Analysis ($ in billions) P R O J E C T T E M P E S T 4 5 6 7 8 Source: Kroll, company filings, Wall Street research and FactSet as of 7/30/2024. Note: Bloomberg Global Raw Beta and Barra Predicted World Beta are both shown as of 6/28/2024. 1 Based on Tempest’s current price of $3.54 (as of 7/30/2024). 2 Levered Beta = Unlevered Beta x [1 + (1 - Tax Rate)(Net Debt/Equity)]. 3 Several Endava metrics (including Equity Value and Enterprise Value) cannot be calculated at present due to insufficient disclosures related to the 4/10/24 acquisition of GalaxE (principally cash vs. stock consideration mix). Represents 10 - Year Government Bond Yields weighted by Country revenue exposure as of 7/29/2024. Historical long - term equity risk premium (7.17%): large company stock total returns minus long - term government bond income returns. (Source: Kroll December 2023). Low end of range: Kroll recommended equity risk premium (5.50%) as of February 2024; high end of range: historical long - term equity risk premium (7.17%) as of December 2023. (Source: Kroll). Cost of Equity = (Risk Free Rate of Return) + (Levered Beta)(Equity Risk Premium). Weighted Average Cost of Capital = (Post - Tax Cost of Debt)(Net Debt/Cap) + (Cost of Equity)(Equity/Cap). Barra Predicted Beta Bloomberg Historical Beta Capital Structure Unlevered Beta Levered Beta 2 Unlevered Beta Levered Beta 2 Net Debt/ Equity Net Debt/ Cap. Market Value Company 1.87 1.64 1.03 0.90 (16%) (19%) $12.8 EPAM Systems 1.59 1.60 0.77 0.78 1% 1% 8.7 Globant NM NM NM NM NM NM NM Endava 3 1.14 1.13 1.11 1.10 (0%) (0%) 211.5 Accenture 1.19 1.28 0.75 0.81 11% 10% 35.5 Capgemini 1.02 0.99 0.98 0.95 (4%) (4%) 38.1 Cognizant Tech 1.14 1.13 0.77 0.81 (4%) (4%) Peer 25th Percentile 1.19 1.28 0.98 0.90 (0%) (0%) Peer Median 1.59 1.60 1.03 0.95 1% 1% Peer 75th Percentile 1.73 1.62 0.90 0.84 (7%) (9%) Digital IT Services Median 1.14 1.13 0.98 0.95 (0%) (0%) Diversified IT Services Median 1.53 1.75 1.17 1.34 20% 1 17% 1 $1.2 1 Tempest d WACC Implie Implied Cost of Equity y Range Sensitivit WACC High Low High Low High Low Assumptions 16.4% 11.4% 16.4% 11.4% 1.70 1.00 1.53 Unlevered Beta 15.0% 15.3% 16.6% 14.1% 15.0% (15.0%) 0.0% Target Net Debt/Capitalization 0.0% Target Net Debt/Equity 1.0 Levering Factor 1.53 Levered Beta 2 26.75% Tax Rate 15.2% 12.6% 15.2% 12.6% 7.17% 6 5.50% 6 4.20% 7.17% Risk - Free Rate of Return 4 Equity Risk Premium 5 15.2% Cost of Equity 7 8.0% Pre - Tax Cost of Debt 5.9% Post - Tax Cost of Debt 15.2% WACC 8 I A P P E N D I X 14

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Country - Weighted Risk - Free Rate Analysis P R O J E C T T E M P E S T Source: Tempest Management, Trading Economics and FactSet as of 7/29/2024. 1 Yields are for 10 - year local currency government bonds as of 7/29/2024. All yields retrieved from FactSet unless otherwise noted. 2 Chile’s 10 - year government bond yield is retrieved from Trading Economics and is as of 7/29/2024. 3 Ecuador does not have an active local currency bond market – analysis applied U.S. treasury yield as a proxy as Ecuador’s economy is fully dollarized. 4 Yield weighted by CY2024E revenue share. Yield (%) 1 CY2024E Revenue Share (%) Country 4.17% 32.4% US 2.36% 13.3% Germany 4.28% 12.3% Australia 6.92% 9.7% India 4.05% 8.7% UK 2.95% 6.4% Singapore 2.16% 5.8% China 3.29% 2.9% Canada 12.25% 2.9% Brazil 3.19% 1.4% Spain 6.04% 2 1.4% Chile 3.71% 1.1% Italy 2.60% 0.7% Thailand 4.17% 3 0.1% Ecuador 2.65% 0.2% Netherlands 2.88% 0.3% Finland 6.76% 0.1% Romania 3.17% 0.3% Hong Kong 4.36% 0.1% New Zealand 0.48% 0.0% Switzerland 4.20% Country - Weighted Risk - Free Rate 4 I A P P E N D I X 15

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Premia in Selected Precedent Minority Transactions 1 by Controlling Shareholder ($ in billions) P R O J E C T T E M P E S T Source: 1. financial institutions and oil and gas industries. Based on issued and outstanding common stock, on a non - diluted basis. Atlas Bid Proposals (as of 7 / 1 / 2024 and 3 / 22 / 2024 ), Tempest Management and company filings . 3 . All cash, minority transactions with U . S . targets and over $ 100 m in equity consideration over the 4 . last 8 years with offers from only single acquiror . Excludes transactions in real - estate, energy, 5 . 2. Implied Equity Value calculated as final bid price multiplied by FDSO. Reflects unaffected date of first bid. Reflects 1 calendar month. Reflects unaffected date prior to bid announcement, transaction agreement or market rumors. Tempest Final Bid premia calculated as of 6/28/2024 (trading day prior to latest Atlas bid). 6. 7. Final Bid Premium to Initial Bid Premium to 1 - Month VWAP (Unaffected) 5,6 Unaffected Share Price 6 Closing Share Price Before Initial Bid 4 Initial to Final Bid Increase 1 - Month VWAP (at Initial Bid) 5 Closing Share Price Before Initial Bid 4 Implied Equity Value 3 % of Equity Owned 2 Acquiror Target Date 13% 11% 43% 13% 33% 27% $1.0 75% General Atlantic / Stone Point Capital HireRight Feb - 24 35% 47% 47% 15% 18% 29% $2.9 83% Light C Wonder SciPlay Aug - 23 18% 24% 60% 29% (4%) 24% 2.4 72% BDT Capital Weber Dec - 22 105% 143% 93% 17% 48% 66% 0.8 75% TPG Capital Convey Jun - 22 100% 96% 101% 30% 50% 55% 0.6 72% Sumitovant Biopharma Urovant Nov - 20 59% 59% 61% 13% 37% 42% 1.9 76% Ionis Pharmaceuticals Akcea Aug - 20 61% 50% 52% 23% 9% 24% 0.7 57% Dufry AG Hudson Aug - 20 42% 45% 45% 12% 28% 30% 3.7 72% KYOCERA Corp AVX Nov - 19 41% 29% 34% 3% 41% 30% 5.1 57% Roche Foundation Medicine Jun - 18 31% 58% 67% 2% 28% 63% 0.3 64% Investor Group Synutra Nov - 16 133% 101% 101% 43% 63% 41% 1.7 82% Icahn Federal - Mogul Sep - 16 13% 2% 2% Nil 13% 2% 1.8 90% Hallmark Crown Media Mar - 16 28% 27% 44% 9% 17% 26% $0.8 70% 25th Percentile 54% 56% 59% 17% 30% 36% $1.9 73% Mean 42% 49% 56% 14% 30% 30% $1.8 74% Median 71% 69% 74% 25% 43% 45% $2.5 78% 75th Percentile 52% 7 50% 7 76% 6% 34% 66% $1.5 61% Tempest I A P P E N D I X 16

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions Financial Sponsor Acquirors All Acquirors Historical Premia Paid Analysis – All - Cash Transactions (Last 5 Years) P R O J E C T T E M P E S T Source: Note: FactSet as of 7/30/2024. Analysis includes all technology and IT services MCA majority transactions since Jul - 19 with public targets and deal values greater than $500 million. Premia represent purchase price premia relative to unaffected share prices. 54% 33% 24% 75th Percentile Median 25th Percentile 52% 32% 24% 75th Percentile Median 25th Percentile N = 82 N = 52 I A P P E N D I X 17

DRAFT – Presentation Materials are Preliminary, Confidential and Subject to Further Revisions $153 $224 $257 $112 $65 $119 $176 $233 $288 $84 $131 $172 Long Term Forecast – July Management Plan ($ in millions) P R O J E C T T E M P E S T Source: Tempest Management and FactSet as of 7/30/2024. 1 Represents organic revenue growth, adjusted for contributions from acquisitions, unadjusted for foreign exchange effects. 2 3 Excludes stock - based compensation, associated payroll taxes and DCA. Tempest Adjusted Gross Profit consensus for CY2026E not shown due to insufficient forecasts (one broker). Excludes stock - based compensation, associated payroll taxes and non - recurring items. CY’28E CY’27E CY’26E CY’25E CY’24E CY’23A CY’22A CY’21A CY’20A Revenue Adjusted Gross Profit 2 Adjusted EBITDA 3 related disruptions, increasing to ~20% growth by 2027 as assumed market recovery brings demand back to historical levels  Gross Margins to remain low in CY’24E due to recent declines in ABR and slower - than - hoped cost cutting, rising from CY’26E onwards to 40%+ as utilization hits historical highs and ABR growth exceeds wage growth  EBITDA margins more than double by 2026 due to Gross Margin gains above, SCM efficiencies and other (non - SCM) operating margin improvements  Adjusted EBITDA exceeds consensus (not yet aware of Q2’24 miss) by 2026 Observations C Assumptions Actuals Plan $803 $1,070 $1,296 $1,127 $998 $1,015 $1,169 $1,403 $1,677 $1,009 $1,076 $1,251 Adj. EBITDA Margin (%) 19% 21% 20% 10% 17% 17% $337 $473 $540 $407 $338 $388 $470 $570 $676 $351 $382 Adj. Gross Profit Margin (%) 42% 44% 42% 36% 40% 41% 40%  11% organic decline in CY’24E due to +20% +20% +15% +2% (11%) (15%) +19% Organic growth 1 (%) +4% +31% ongoing macro weakness and reorg - +16% +7% (10%) 38% 35% 34% 35% 12% 12% 15% 14% 6% 8% Tempest Broker Consensus I A P P E N D I X 18